                                                                       Exhibit 7

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the shares of common stock, par value $.01 per share, of AMF Bowling, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.


December 10, 1997



                                  GOLDMAN, SACHS & CO.


                                  By:       /s/  Richard Friedman
                                       ----------------------------------------
                                  Name:   Richard A. Friedman
                                  Title:  Managing Director



                                  THE GOLDMAN SACHS GROUP, L.P.
                                  By: The Goldman Sachs Corporation,
                                      its general partner


                                  By:     /s/  Richard Friedman
                                       ----------------------------------------
                                  Name:   Richard A. Friedman
                                  Title:  Executive Vice President



                                  GS ADVISORS, L.P.
                                  By: GS Advisors, Inc., its general partner


                                  By:     /s/  Richard Friedman
                                       ----------------------------------------
                                  Name:   Richard A. Friedman
                                  Title:  President



                                  GS ADVISORS (CAYMAN), L.P.
                                  By: GS Advisors II, Inc., its general partner


                                  By:     /s/  Richard A. Friedman
                                       ----------------------------------------
                                  Name:   Richard A. Friedman
                                  Title:  President

                                  GS CAPITAL PARTNERS II, L.P.
                                  By: GS Advisors, L.P., its general partner
                                  By: GS Advisors, Inc., its general partner


                                  By:     /s/  Richard Friedman
                                       ----------------------------------------
                                  Name:   Richard A. Friedman
                                  Title:  President



                                  GS CAPITAL PARTNERS II OFFSHORE L.P.
                                  By:  GS Advisors II (Cayman), L.P.,
                                       its general partner
                                  By:  GS Advisors II, Inc., its general partner


                                  By:     /s/ Richard A. Friedman
                                       ----------------------------------------
                                  Name:   Richard A. Friedman
                                  Title:  President



                                  GS CAPITAL PARTNERS II GERMANY CIVIL
                                  LAW PARTNERSHIP (with limitation of liability)
                                  By:   Goldman, Sachs & Co. oHG,
                                        its managing partner
                                  By:   Goldman, Sachs & Co. Finanz GmbH,
                                        its managing partner


                                  By:     /s/ Richard A. Friedman
                                       ----------------------------------------
                                  Name:   Richard A. Friedman
                                  Title:  Attorney-in-Fact



                                  GOLDMAN, SACHS & CO. oHG
                                  By: Goldman, Sachs & Co. Finanz GmbH,
                                      its managing partner


                                  By:     /s/ Richard A. Friedman
                                       ----------------------------------------
                                  Name:   Richard A. Friedman
                                  Title:  Attorney-in-Fact



                                  STONE STREET FUND 1995, L.P.
                                  By: Stone Street Value Corp.,
                                      its general partner


                                  By:     /s/ Richard A. Friedman
                                       ----------------------------------------
                                  Name:   Richard A. Friedman
                                  Title:  Vice President

                                  STONE STREET FUND 1996, L.P.
                                  By: Stone Street Empire Corp.,
                                      its general partner


                                  By:     /s/ Richard A. Friedman
                                       ----------------------------------------
                                  Name:   Richard A. Friedman
                                  Title:  Vice President



                                  BRIDGE STREET FUND 1995, L.P.
                                  By: Stone Street Value Corp.,
                                      its managing general partner


                                  By:     /s/ Richard A. Friedman
                                       ----------------------------------------
                                  Name:   Richard A. Friedman
                                  Title:  Vice President



                                  BRIDGE STREET FUND 1996, L.P.
                                  By: Stone Street Empire Corp.,
                                      its managing general partner

                                  By:     /s/ Richard A. Friedman
                                       ----------------------------------------
                                  Name:   Richard A. Friedman
                                  Title:  Vice President



                                  STONE STREET VALUE CORP.


                                  By:     /s/ Richard A. Friedman
                                       ----------------------------------------
                                  Name:   Richard A. Friedman
                                  Title:  Vice President



                                  STONE STREET EMPIRE CORP.


                                  By:     /s/ Richard A. Friedman
                                       ----------------------------------------
                                  Name:   Richard A. Friedman
                                  Title:  Vice President


                                       3